Oppenheimer Revenue weighted etf trust

Oppenheimer Large Cap Revenue ETF

Oppenheimer Small Cap Revenue ETF

Oppenheimer Ultra Dividend Revenue ETF

Oppenheimer Mid Cap Revenue ETF

Oppenheimer Financials Sector Revenue ETF

Supplement dated March 31, 2017 to the

Summary Prospectuses, Statutory Prospectus and Statement of Additional Information,
each dated October 28, 2016

This supplement amends the Summary Prospectuses, Statutory Prospectus and Statement of Additional Information of each of the above referenced funds (the "Funds"), series of Oppenheimer Revenue Weighted ETF Trust, and is in addition to any other supplement(s).

Michael J. Gompers is no longer a portfolio manager of the Funds. All references to Mr. Gompers in each of the Summary Prospectuses, Statutory Prospectus and Statement of Additional Information are hereby deleted.

March 31, 2017	PS0000.161